UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021

NORTHWEST INDIANA BANCORP
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This report amends the Current Report on Form 8-K of NorthWest Indiana Bancorp filed with the Securities and Exchange commission on October 30, 2020 (the “Original Filing”) to provide certain compensation information regarding the compensation of Executive Vice President, Chief Financial Officer and Treasurer Peymon S. Torabi that was unavailable at the time of the Original Filing.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by NorthWest Indiana Bancorp (the “Bancorp”) in a press release dated October 30, 2020, and disclosed in the Original Filing, Peymon S. Torabi has been appointed as the Bancorp’s Executive Vice President, Chief Financial Officer and Treasurer, effective as of January 1, 2021. The Bancorp stated in the Original Filing that any material compensatory arrangement for Mr. Torabi in connection with his appointment had not been finalized at the time of the Original Filing.

On January 27, 2021, the Board of Directors of the Bancorp (the “Board”), upon the recommendation of the Compensation & Benefits Committee of the Board, approved a new compensation arrangement for Mr. Torabi in connection with his appointment to the new positions. Mr. Torabi’s annual cash base salary will be $175,000, and he will continue to participate in the employee benefit plans currently available to executive officers of the Bancorp. In addition, Mr. Torabi will receive a performance-based cash and equity bonus under the Bancorp’s Executive Incentive Plan (the “Plan”) for each fiscal year during his employment. The Plan uses a target bonus framework, and payouts are determined based on performance relative to criteria established at the beginning of each year. The Board set the target cash bonus payout at 20% and the target equity bonus payout at 15% of Mr. Torabi’s base salary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2021

NORTHWEST INDIANA BANCORP

By:	/s/ Robert T. Lowry
Name: Robert T. Lowry
Title: Executive Vice President,
Chief Operating Officer